                                                                 EXHIBIT 10.115





Tiffany & Co. Report on Form 10-K FY 1993

TIFFANY AND COMPANY
Split-Dollar Life Insurance Agreement




         THIS AGREEMENT, is made as of the _____ day of _______________, 19___, by and between Tiffany and Company ("Tiffany") and ______________________________ ("Employee").

                                   RECITALS:

         A. Tiffany is a corporation duly organized and validly existing under the laws of The State of New York with its executive offices and principal place of business at 727 Fifth Avenue, New York, NY 10022.
.
         B.      Employee is a valued and trusted employee of Tiffany.

         C. In consideration of the faithful performance of services by Employee for Tiffany, Tiffany wishes to benefit Employee by entering into a split-dollar life insurance agreement in accordance with the terms and conditions of this Agreement.

         D. The split-dollar arrangement provided for in this Agreement, which the parties intend to satisfy the requirements of Revenue Ruling 64-328, 1964-2 C.B. 11, relates to a life insurance policy number _______________ (the "Policy") to be issued by Connecticut General Life Insurance Company or one of its subsidiaries (the "Insurer") on the life of Employee to be owned by Employee subject to a collateral assignment in favor of Tiffany.

         NOW, THEREFORE, the parties mutually agree as follows:

                          1. Acquisition of Policy. The parties shall cooperate in applying for and obtaining the Policy. The Policy shall be issued to Employee as the sole and exclusive owner of the Policy, subject to a collateral assignment in favor of Tiffany as hereinafter provided.

                          2. Payment of Premiums. Tiffany shall pay the minimum premiums due on the Policy to the Insurer on the date the premium is due or within the grace period allowed by the Policy for the payment of the premium, or such greater premium payment as shall be necessary to keep the Policy in force without a reduction in the death benefit provided under the Policy. Tiffany shall furnish an annual written statement to Employee setting forth the amount of imputed income, if any, reportable by the employee as a result of Tiffany's payments hereunder, the death benefit payable under the Policy, Aggregate Premiums Paid, as hereinafter defined, and the Cash Surrender Value, as hereinafter defined.





1/20/94(3)                                                        1

TIFFANY AND COMPANY
Split-Dollar Life Insurance Agreement




                          3.  Liability of Employee.

                                  A. Liability. In consideration of Tiffany's premium payments under this split-dollar arrangement, Employee undertakes the obligation to repay such premium payments to Tiffany in accordance with the provisions of this Agreement. Employee's obligation to repay such premium payments (the "Liability") shall equal the amount determined in accordance with the following provisions of this Article 3 and Tiffany shall be entitled to recover the Liability in accordance with the terms and conditions of this Agreement, provided, however, that (i) while Employee remains living the Liability shall never exceed the amount available on surrender or partial surrender of the Policy and (ii) following Employee's death the Liability shall never exceed the proceeds available from the Policy.

                                  B.  Termination of Agreement.  Upon
                          termination of this Agreement for any reason other than the death of Employee, the Liability, at such time, shall be an amount equal to the lesser of (i) Aggregate Premiums Paid, as hereinafter defined, or
                          (ii) the Cash Surrender Value, as hereinafter defined.

                                  C.  Death of Employee.  Upon the death of
                          Employee, the Liability shall be an amount equal to Aggregate Premiums Paid as hereinafter defined.

               D.  Definitions.  For purposes of this Agreement:

                                           (i)   The Cash Surrender Value of the
                                           Policy at any time equals at such
                                           time the guaranteed cash value under
                                           the Policy; plus any additional cash
                                           value credited to the Policy; less
                                           any amounts withdrawn from the
                                           Policy by Tiffany by means of the
                                           surrender or partial surrender of
                                           the Policy; less any policy loans to
                                           Tiffany and accrued interest thereon
                                           at such time.

                                           (ii)  The Aggregate Premiums Paid at
                                           any time equal at such time the
                                           cumulative premiums paid by Tiffany
                                           under the Policy; less any amounts
                                           withdrawn from the Policy by Tiffany
                                           by means of the surrender or partial
                                           surrender of the Policy; less any
                                           policy loans to Tiffany and accrued
                                           interest thereon at such time; less
                                           any amounts received by Tiffany from
                                           Employee for the economic benefit of
                                           the Policy.





1/20/94(3)                                                        2

TIFFANY AND COMPANY
Split-Dollar Life Insurance Agreement




                          4.  Collateral Assignment.

                                  A.  Tiffany's Rights.  As security for
                          repayment of the Liability, Employee shall execute, in substantially the form attached as Exhibit A, a collateral assignment of the Policy to Tiffany (the "Collateral Assignment") and Tiffany shall have the rights set forth in the Collateral Assignment. As between the parties hereto, Tiffany's rights under the Collateral Assignment shall be subject to the limitations hereinafter expressed:

                                           (i)     Tiffany's sole right to
                                           obtain, directly or indirectly, one
                                           or more loans or advances against
                                           the fund value of the Policy, shall
                                           be limited to the extent of, but not
                                           in excess of, the lesser of
                                           Aggregate Premiums Paid or the Cash
                                           Surrender Value, and Tiffany shall
                                           have the right to pledge or assign
                                           the lesser of Aggregate Premiums
                                           Paid or the Cash Surrender Value,
                                           as security for such loans or
                                           advances;

                                           (ii)    On the exercise of Tiffany's
                                           sole right to make a full or partial
                                           surrender of the Policy Tiffany may
                                           realize up to the lesser of
                                           Aggregate Premiums Paid or the Cash
                                           Surrender Value of the Policy; and

                                           (iii)   Tiffany's right to realize
                                           the proceeds of the Policy in the
                                           event of the death of Employee shall
                                           be limited to the extent of the
                                           Liability.

                          Tiffany shall also have the right, as between the parties hereto, to increase the death benefit payable under the policy, as permitted by the Insurer, if it is deemed necessary, in the exercise of Tiffany's judgement, to reflect increases in Employee's compensation.

                                  B. Employee's Rights. Except for the rights granted to Tiffany in the Collateral Assignment or reserved to Tiffany above, Employee shall have all the rights of the owner under the Policy and Employee shall be entitled to exercise all such rights, options, and privileges without the consent of Tiffany. Employee's rights include:

                                           (i)      The right to absolutely and
                                           irrevocably give a donee all of
                                           his/her right, title and interest in
                                           and to the Policy, subject to the
                                           Collateral Assignment.  Employee may
                                           exercise this right by executing a
                                           written transfer of ownership in the
                                           form used by the Insurer for





1/20/94(3)                                                        3

TIFFANY AND COMPANY
Split-Dollar Life Insurance Agreement




                                           irrevocable gifts of insurance
                                           policies, and delivering this form
                                           to Tiffany.  Upon receipt of such
                                           form, executed by Employee and duly
                                           accepted by the donee thereof,
                                           Tiffany shall consent thereto in
                                           writing, and shall thereafter treat
                                           the Employee's donee as the sole
                                           owner of all of Employee's right,
                                           title and interest in and to the
                                           Policy, subject to this Agreement
                                           and the Collateral Assignment.
                                           Thereafter, Employee shall have no
                                           right, title or interest in and to
                                           the Policy, all such rights being
                                           vested in and exercisable only by
                                           such assignee.  Employee agrees with
                                           Tiffany that his/her right to assign
                                           his/her interest in the Policy shall
                                           be exercised only in accordance with
                                           this Section B (i) of Article 4; and

                                           (ii)    The right to designate and to
                                           change the beneficiary or
                                           beneficiaries of the portion of the
                                           proceeds of the Policy payable, upon
                                           the death of Employee, to Employee's
                                           beneficiary, pursuant to Section B
                                           of Article 5 below; and

                                           (iii)   The right to elect any
                                           optional form of settlement
                                           available with respect to the
                                           portion of the proceeds of the
                                           Policy payable, upon the death of
                                           Employee, to Employee's beneficiary,
                                           pursuant to Section B of Article 5
                                           below.

                                  C. Conflict. As between the parties hereto, in the event of any conflict between the terms of the Collateral Assignment and this Agreement, the terms of this Agreement shall prevail.


                          5.  Death of Employee.

                                  A. Tiffany's Death Benefit Portion. On the death of Employee, Tiffany shall be entitled to recover out of the proceeds of the Policy an amount equal to the Liability of Employee to Tiffany as determined under Subsection C of Article 3 above.

                                  B. Employee's Death Benefit Portion. On the death of Employee, the beneficiary designated under the Policy shall be entitled to receive the balance of the proceeds of the Policy after deducting the Liability. Employee and Tiffany agree to conform the beneficiary designation of the Policy to the provisions hereof.





1/20/94(3)                                                        4

TIFFANY AND COMPANY
Split-Dollar Life Insurance Agreement





                                  C.  Collection of Death Proceeds.  Promptly
                          following Employee's death, the parties shall take all necessary steps to collect the proceeds of the Policy by submitting the proper claim forms to the Insurer. Tiffany shall notify the Insurer, by affidavit, of the amount of Liability of Employee to Tiffany and the amount of proceeds payable to the beneficiary designated by Employee under the Policy. Such amounts shall be paid by the Insurer to Tiffany and the beneficiary and such payments shall be a full discharge of the Insurer binding on all parties claiming any interest under the Policy.

                          6.  Termination of Agreement.

                                  A.  Termination Event.  Subject to
                          fulfillment of the obligations arising upon termination hereinafter or hereinabove set forth, this Agreement shall terminate on the first to occur of the following events (each referred to as a "Termination Event"):

                                           (i)     The death of Employee.

                                           (ii)    Termination of Employee's
                                           employment with Tiffany for any
                                           reason other than death, including
                                           retirement but excluding disability
                                           retirement, with or without cause.

                                           (iii)   At age 65 for an Employee
                                           who is disabled under Article 9 of
                                           this Agreement.

                                           (iv)    Written notice by Tiffany
                                           to Employee.

                                           (v)     The bankruptcy, receivership
                                           or dissolution of Tiffany.

                                  B. Disposition of Policy. Within (60) days following a Termination Event, other than death, Employee shall pay to Tiffany the Liability. Upon receipt of such amount from Employee, Tiffany shall take all steps necessary to release the Collateral Assignment so that Employee shall own the policy free of all encumbrances thereon in favor of Tiffany arising under this Agreement. If Employee does not repay Tiffany the Liability within sixty (60) days of a Termination Event, Tiffany, in Tiffany's sole discretion, shall take the following action: Tiffany shall withdraw from the Policy, by any means available to Tiffany under the terms of the Policy as Tiffany in its sole discretion deems advisable, an amount equal to the Liability and thereafter release the Collateral





1/20/94(3)                                                        5

TIFFANY AND COMPANY
Split-Dollar Life Insurance Agreement





                          Assignment and otherwise take all steps necessary to transfer its interest in the Policy to Employee, without further consideration.


                          7.  Provisions Regarding the Insurer.

                                  A.  Bound By Policy.  The Insurer shall be
                          bound only by the provisions of the Policy and any endorsement thereto.

                                  B.  Discharge.  Any payment made or actions
                          taken by the Insurer in accordance with the provisions of the Policy and any endorsement thereto shall fully discharge the Insurer from all claims, suits, and demands of all persons whatsoever.

                                  C.  Insurer Not a Party.  The Insurer shall
                          not be deemed a party to, or have notice of, this Agreement or the provisions hereof and shall have no obligations to see to the performance of the obligations of the parties hereunder.


                          8.  Special Provisions.

                          In compliance with the requirements of Employee Retirement Income Security Act of 1974, as amended, the parties hereby confirm:

                                  A.  Named Fiduciary.  Tiffany is the named
                          fiduciary of the split-dollar life insurance plan of which this Agreement is the written instrument.

                                  B.  Funding.  The funding policy of the
                          split-dollar life insurance plan is that Tiffany will pay that portion of the premiums under the Policy required under Article 2 above.

                                  C.  ERISA Claim Procedure.  The following
                          claims procedure shall be used:

                                           (i)   The claimant shall file a claim
                                           for benefits by notifying Tiffany in
                                           writing.  If the claim is wholly or
                                           partially denied, Tiffany shall
                                           provide a written notice within
                                           ninety (90) days specifying the
                                           reasons for the denial, the
                                           provisions of this Agreement on
                                           which the denial is based, and
                                           additional material or information,
                                           if any, necessary for the claimant
                                           to receive benefits.





1/20/94(3)                                                        6

TIFFANY AND COMPANY
Split-Dollar Life Insurance Agreement




                                           Such written notice shall also
                                           indicate the steps to be taken by the
                                           claimant if review of the denial is
                                           desired.

                                           (ii) If the claim is denied and
                                           review is desired, the claimant shall
                                           notify Tiffany in writing within
                                           sixty (60) days after receipt of the
                                           written notice of a denial of a
                                           claim.  In requesting a review, the
                                           claimant may review plan documents
                                           and submit written issues and
                                           comments the claimant feels are
                                           appropriate.  Tiffany shall then
                                           review the claim and provide a
                                           written decision within sixty (60)
                                           days of receipt of request for a
                                           review.  This decision shall state
                                           the specific reasons for the
                                           decision and shall include
                                           references to specific provisions of
                                           this Agreement, if any, upon which
                                           the decision is based.


                          9.  Disability

                          If Employee becomes disabled in accordance with any Tiffany-sponsored disability benefits or disability retirement program, the Agreement shall continue until otherwise terminated in accordance with Article 6, Section A.

                          10.  Tiffany's Group Life Insurance Plan.

                          So long as this Agreement remains effective Tiffany shall not be required under its Group Life Insurance Plan, or any successor plan (the "Group Plan"), to provide any death benefit to Employee's beneficiary or estate and, in the event that Employee retires from Tiffany while this Agreement remains effective, to provide any death benefit under the Group Plan, notwithstanding the benefits that would otherwise be available to employees or retirees under the Group Plan, and Employee hereby waives, on behalf of Employee and his or her beneficiaries and estate, any benefits under the Group Plan except as provided herein. The limitations and waiver contained in this
                          Section 10 are not applicable to coverage provided under Tiffany's Accidental Death and Dismemberment Insurance Plan.

                          11. Amendment.

                          This Agreement may be altered, amended, or modified, including the addition of any extra policy provisions, but only by a written instrument signed by the parties hereto.





1/20/94(3)                                                        7

TIFFANY AND COMPANY
Split-Dollar Life Insurance Agreement




                          12. Assignment.

                          A party may assign such party's interest and obligations under this Agreement at any time subject to the terms and conditions of this Agreement.


                          13. Governing Law.

                          This Agreement shall be governed by the laws of the State of New York.

                          14. Entire Agreement.

                          This Agreement sets forth the entire agreement of the parties with respect to the subject matter hereof. Any and all prior agreements or understandings with respect to such matters are hereby superseded.





1/20/94(3)                                                        8

TIFFANY AND COMPANY
Split-Dollar Life Insurance Agreement





         IN WITNESS WHEREOF, the parties have signed and sealed this Agreement as of the day and year first written above.


WITNESS:

                                         By
- - ------------------------------------       ------------------------------------
(Witness)                                                   (Employee)



ATTEST:                                    Tiffany and Company
                                                   ("Tiffany")


                                         By
- - ------------------------------------       ------------------------------------
(Witness)





1/20/94(3)                                                        9

TIFFANY AND COMPANY
Split-Dollar Life Insurance Agreement





                       SPLIT-DOLLAR COLLATERAL ASSIGNMENT

A. As collateral security for any and all liabilities incurred arising with respect to premium advances the undersigned Assignor hereby assigns, transfers and sets over to TIFFANY AND COMPANY, a New York corporation with its executive offices and principal place of business at 727 Fifth Avenue, New York, NY 10022 (herein called the "Assignee") its successors and assigns, the following listed rights in Policy # ____________________________________ and any supplementary contracts issued in connection therewith (said policy and contracts being herein called the "Policy") issued by the Connecticut General Life Insurance Company, Hartford, Connecticut, herein called the "Insurer" on the life of ____________________________________________________ (herein called the "Insured") subject to all terms and conditions contained in the Policy and to all superior liens, if any, which the Insurer may have against the Policy. The Assignor by this instrument agrees and the Assignee by the acceptance of this assignment agrees to the terms and conditions herein set forth.

B. It is expressly agreed that all rights in the Policy other than those specifically reserved and excluded below, including but not limited to the following are included in this assignment and pass by virtue hereof and may hereafter be exercised and enjoyed by the Assignee without notice to or consent of the Assignors.

         1. The sole right to surrender the Policy and upon surrender to receive the entire cash value thereof, including any dividend credits outstanding;

         2. The sole right to make and receive all loans or advances on the Policy;

         3. The sole right to collect and receive all distributions or shares of surplus, dividend deposits or additions to the Policy now or hereafter made or apportioned thereto, and to exercise any and all options contained in the Policy with respect thereto;

         4. The sole right to exercise all non-forfeiture rights permitted by the terms of the Policy or allowed by the Insurer and to receive all benefits and advantages derived therefrom;

         5. The sole right to collect from the Insurer any amount that may be due upon maturity of the Policy during the lifetime of the Insured; and

         6. The sole right to collect from the Insurer any proceeds payable under the Policy on the death of the Insured to the extent of the Assignee's interest in the proceeds as provided in paragraph D below.

C. It is expressly agreed that the following specific rights, so long as the Policy has not been surrendered, are reserved and excluded from this assignment and do not pass by virtue hereof.

         1. The right to designate and change the Beneficiary of the Policy proceeds to the extent they exceed the Assignee's interest in the proceeds as provided in paragraph D below;

         2. The right to elect any optional method of settlement permitted by the Policy or allowed by the Insurer with respect to any amount that may be payable to the Beneficiary; and

         3.      The right to assign the Assignor's interest in the Policy.

        The reservation of these rights shall in no way impair the right of the Assignee to surrender the Policy completely with all its incidents or impair any other right of the Assignee hereunder, and any

POLICY# ______________________    INSURED: _______________________


         designation or change of Beneficiary or election of a method of settlement shall be made subject to this assignment and to the rights of the Assignee hereunder.

D. The Assignee's interest in any proceeds payable under the Policy on the death of the Insured shall be equal to the amount indicated in this paragraph and this assignment shall operate to transfer the interest of any Beneficiary in such proceeds to the Assignee to the extent of the Assignee's interest as indicated herein: (check one)

/ /      1.      An Amount equal to Net Cash Value/Cash Surrender Value under the Policy. Such value shall be determined as of the end of the period for which premiums have been paid.

/ /      2.      As the Assignee's interest may appear.

         Any balance of the proceeds shall be paid to the Beneficiary of the Policy.

E. The Insurer is authorized to accept and to act upon any written statement signed by the Assignee as to its interest under the Policy and to disperse to the Assignee any funds claimed by it pursuant to this assignment without the consent of the Assignor or Beneficiary. Any payment so made to the Assignee shall fully release and discharge the Insurer to the extent of such payment.

F.       1.      The Insurer will record and file any assignment that is in writing on a form satisfactory to the Insurer. The Insurer does not guarantee the validity or sufficiency of any form.
                 It provides this form only as a convenience to the parties involved.

         2. Complete in duplicate and send both copies to the Insurer. One recorded copy will be returned for attachment to the Policy. BE SURE ALL APPROPRIATE BLANKS ARE FILLED IN AND BOXES CHECKED.

         3. This assignment contemplates that a separate written agreement exists or will exist to specify the rights between or among the Assignee and Assignor(s).

         4. No assignment shall affect the Insurer until a copy thereof is delivered to its Home Office.

         5. The assignment is binding on the executors, administrators, successors and assigns of the Assignor.

         6. For new policies only: The undersigned Assignor is the owner/applicant of the Policy of life insurance to be issued pursuant to application # ______________ dated _________________ on the life of _____________________, the
                 Insured, and authorizes the Insurer to insert the Policy number in this collateral assignment after the Policy is issued.

Dated at _____________________________, the _________ day of _______, 19



- - ------------------------------    -------------------------------
Witness                                            Assignor


- - ------------------------------    -------------------------------
Witness                                            Assignee

Recorded and filed at the Home Office of the Insurer

On                                      By
  -----------------------------           -------------------------
                                                          Authorized Signature


                                        3